UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  June 30, 2008

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

McCarthy Multi-Cap Stock Fund
(MGAMX)

Annual Report
June 30, 2008

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust
(MGAMX)

Annual Letter to Shareholders
June 30, 2008

Dear Fellow Shareholder:

Thank you for your investment in the McCarthy Multi-Cap Stock Fund.  The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended June 30, 2008, and the performance for the Standard & Poor’s 500® Index (the “Index” or the “ S&P 500®”), with dividends reinvested, are shown below:

				Since
	Six	One	Five	8/6/01
Portfolio	Months	Year	Years	Inception
McCarthy Multi-Cap Stock Fund	(5.85)%	(8.87)%	+7.49%	+3.45%
S&P 500® Index	(11.91)%	(13.12)%	+7.58%	+2.76%

Gross Expense Ratio 1.13%

Performance for periods over one year is annualized in the table above.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

The Fiscal Year in Review:  For the twelve months ended June 30, 2008, the Fund declined in value by 8.87% yet out-performed the 13.12% decline of the S&P 500® Index by 4.25%.  As Fund shareholders like you, we take no comfort in negative investment returns; only positive investment returns increase wealth.  Fund outperformance in the inevitable periods of stock market decline, however, enhance long-term investment performance in the same manner as outperformance in periods of market appreciation.

Top Five Industries	%
Pharmaceuticals	14.0%
Oil & Gas Drilling	9.4%
Biotechnology	9.4%
Life Insurance	8.7%
Oil & Gas Exploration & Production	8.6%
Total in Top Five Industries	50.1%

For most of the Fund’s fiscal year, our investment process has generated investment ideas that have been compatible with a period of economic “stagflation”.  Stagflation has been used to describe an economic environment dominated by stagnation, or recession, with inflationary pressures.  Energy and commodities prices have skyrocketed while consumers are stressed with well-publicized mortgage and credit issues, lagging wage increases and rising costs of daily necessities.

Energy and Basic Materials stocks have been among the inflation beneficiaries.  The Fund has held long-term positions in Energy stocks, including Oil & Gas exploration and production companies Anadarko Petroleum, Devon Energy, Apache and Chesapeake Energy.  During the fiscal year, Oil & Gas Drillers Ensco International, Noble Corporation and Hercules Offshore were added to the portfolio.  As oil and gas prices have risen, Oil & Gas Drillers have enjoyed higher revenue, profits and returns on invested capital. Late in the fiscal year, we added Valero Energy, an oil refining and marketing company, as we viewed the long-term value as compelling after its price materially declined.  While the Fund had limited exposure to Basic Materials stocks, Compass Minerals International, a road salt and fertilizer producer, and Freeport McMoran Copper & Gold provided the Fund with solid performance.

Ten Largest Holdings	%
Amgen, Inc.	4.7%
Genentech, Inc..	4.7%
Western Union Co.	4.7%
Chesapeake Energy Corp.	4.5%
Covidien Ltd.	4.5%
Berkshire Hathaway Inc. – Cl B	4.3%
ConAgra Foods, Inc.	4.2%
Freeport-McMoran Copper & Gold, Inc.	4.2%
Johnson & Johnson	4.0%
Mylan, Inc.,	3.9%
Total of Ten Largest Holdings	43.7%

The Fund also owns stocks that have business attributes that we believe make them less susceptible to economic weakness. Such stocks include a generous portfolio allocation to Healthcare stocks.  The Fund owns biotechnology stocks, including Amgen and Genentech, and pharmaceutical stocks, including Johnson & Johnson, Mylan Laboratories, Schering Plough and Bristol Myers Squibb.  Performance from the Fund’s managed healthcare stocks, UnitedHealthcare, WellPoint and Humana, has been frustrating.  We see compelling long-term value in the managed care industry group while understanding that political issues may impact the future of these businesses in this Presidential election year.  Joining Healthcare stocks in the Fund’s “recession resistant” allocation are packaged food companies, such as ConAgra, and reinsurance firms such as Everest Re, Montpelier Re and Renaissance Holdings.

During the fiscal year, the Fund was not without exposure to the mortgage and credit issues that have caused problems for banks, mortgage insurers and other financial service providers. Lack of accounting transparency and our inability to value the assets of Washington Mutual, American International Group, Triad Guaranty and Citigroup caused us to sell these stocks below our cost.  While painful at the time of sale, with 20-20 hindsight the sales proved sensible.

While many of the economic issues that have been a stock market headwind may persist into 2009, we believe the Fund’s portfolio is well-positioned.  Consistent with lower stock prices, we believe company valuations are compelling.  Insider buying has been solid recently, which is reassuring under the premise that a company’s own management should be well-informed buyers.  In this market environment, we strive to take advantage of short-term market volatility to make investments that should generate shareholder value over a reasonable investment time horizon.

Stocks that Detracted from Performance:
For the fiscal year, mortgage guarantor Triad Guaranty was the Fund’s largest loser.  Despite relatively low exposure to subprime mortgages, accelerating mortgage defaults damaged Triad’s regulatory capital and credit ratings.  The Fund sold its Triad shares, but suffered through a significant stock decline.  Other stocks that declined, and have been sold by the Fund, included Citigroup, pharmacy benefit manager Omnicare and money transfer firm MoneyGram International.  Managed care provider WellPoint was another material detractor; the Fund continues to own shares of WellPoint.

Stocks that Helped Performance:
The Fund’s top performing stocks for the fiscal year were Energy stocks.  Chesapeake Energy was clearly a winner, providing the Fund with a 109% gain on average capital invested.  Other Energy sector winners included Devon Energy, Hercules Offshore and Apache Corp.  Road salt and fertilizer provider Compass Minerals International enjoyed a significant price gain as its product prices and volumes rose.

Thank you for being our partners in the McCarthy Multi-Cap Stock Fund!  The officers, employees, and affiliates of your Fund’s advisor have a substantial investment in the Fund.  We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,
McCarthy Group Advisors, L.L.C.

Richard L. Jarvis
Portfolio Manager and Chief Investment Officer

Opinions expressed are those of Richard L. Jarvis and are subject to change, are not guaranteed and should not be considered investment advice.

The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  Indexes are not available for direct investment and do not incur expenses.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.  (08/08)

Comparison of the change in value of a $10,000 investment in the
McCarthy Multi-Cap Stock Fund versus the S&P 500 Index

			Annualized	Cumulative
	One Year	Five Year	Return Since	Return Since
Average Annual Total Return	Return	Return	Inception 8/6/01	Inception 8/6/01
McCarthy Multi-Cap Stock Fund	-8.87%	7.49%	3.45%	26.34%
S&P 500® Index	-13.12%	7.58%	2.76%	20.70%

Total Annual Fund Operating Expenses: 1.13%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

Returns reflect the reinvestment of dividends and capital gains.  Indices do not incur expenses and are not available for investment.  The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance reflects fee waivers and Advisor recovery of fees waived.  Absent fee waivers for all years except the fiscal year ended June 30, 2007, total returns would be reduced.  Absent Advisor fee-waiver recovery for the year ended June 30, 2007, total returns would be increased.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2008 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHEDULE OF INVESTMENTS
at June 30, 2008

Shares	COMMON STOCKS - 96.03%	Value
	Biotechnology - 9.36%
36,700	Amgen, Inc.*	$1,730,772
22,760	Genentech, Inc.*	1,727,484
		3,458,256
	Food Products - 5.28%
81,300	ConAgra Foods, Inc.	1,567,464
14,000	J & J Snack Foods Corp.	383,740
		1,951,204
	Health Care Equipment & Supplies - 4.50%
34,700	Covidien Ltd.	1,661,783
	Health Care Providers & Services - 7.63%
11,400	Humana, Inc.*	453,378
14,183	Laboratory Corporation of America Holdings*	987,562
16,500	UnitedHealth Group, Inc.	433,125
19,800	Wellpoint, Inc.*	943,668
		2,817,733
	IT Services - 4.66%
69,628	Western Union Co.	1,721,204
	Life Insurance - 8.69%
34,000	AEGON N.V. - ADR	445,740
21,900	FBL Financial Group, Inc. - Class A	435,372
28,100	Lincoln National Corp.	1,273,492
18,000	Torchmark Corp.	1,055,700
		3,210,304
	Machinery - 4.80%
12,000	Actuant Corp. - Class A	376,200
12,230	Kaydon Corp.	628,744
15,000	Terex Corp.*	770,550
		1,775,494
	Metals & Mining - 4.22%
13,300	Freeport-McMoRan Copper & Gold, Inc.	1,558,627
	Mortgage REITs - 0.72%
11,683	Redwood Trust, Inc.	266,256
	Oil & Gas Drilling - 9.39%
15,000	ENSCO International, Inc.	1,211,100

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2008

Shares	COMMON STOCKS - 96.03% (Continued)	Value
	Oil & Gas Drilling - 9.39% (Continued)
36,200	Hercules Offshore, Inc.*	$1,376,324
13,600	Noble Corp.	883,456
		3,470,880
	Oil & Gas Exploration & Production - 8.58%
5,400	Anadarko Petroleum Corp.	404,136
4,000	Apache Corp.	556,000
25,300	Chesapeake Energy Corp.	1,668,788
4,506	Devon Energy Corp.	541,441
		3,170,365
	Oil & Gas Refining & Marketing - 2.79%
25,000	Valero Energy Corp.	1,029,500
	Pharmaceuticals - 14.01%
35,000	Bristol-Myers Squibb Co.	718,550
22,946	Johnson & Johnson	1,476,346
119,300	Mylan, Inc.*	1,439,951
46,580	Schering-Plough Corp.	917,160
36,440	Valeant Pharmaceuticals International*	623,488
		5,175,495
	Property & Casualty Insurance - 5.63%
14,906	Argo Group International Holdings Ltd.*	500,246
394	Berkshire Hathaway Inc. - Class B*	1,580,728
		2,080,974
	Reinsurers - 5.77%
11,400	Everest Re Group, Ltd.	908,694
22,300	Montpelier Re Holdings Ltd.	328,925
20,000	RenaissanceRe Holdings Ltd.	893,400
		2,131,019
	TOTAL COMMON STOCKS
	(Cost $32,574,472)	35,479,094

	PREFERRED STOCKS - 2.19%
	Pharmaceuticals - 2.19%
4,225	Schering-Plough Corp. (Cost $887,260)	809,130

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2008

Shares	SHORT-TERM INVESTMENTS - 3.78%	Value
1,397,384	Federated Cash Trust Treasury Money Market Fund
	(Cost $1,397,384)	$1,397,384
	Total Investments in Securities
	(Cost $34,859,116) - 102.00%	37,685,608
	Liabilities in Excess of Other Assets - (2.00)%	(737,775)
	NET ASSETS - 100.00%	$36,947,833

*  Non-income producing security.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2008

ASSETS
Investments, at value (cost $34,859,116)	$37,685,608
Cash	4,600
Receivables:
Fund shares issued	669
Dividends and interest	14,154
Prepaid expenses	6,435
Total Assets	37,711,466
LIABILITIES
Payables:
Securities purchased	703,193
Fund shares redeemed	3,413
Advisory fees	20,189
Audit fees	17,300
Fund accounting fees	5,246
Printing and mailing fees	4,004
Transfer agent fees and expenses	2,278
Administration fees	3,736
Custodian fees	2,142
Chief Compliance Officer fee	2,025
Accrued expenses	107
Total Liabilities	763,633
NET ASSETS	$36,947,833
Net asset value, offering and redemption price per share
[$36,947,833 / 3,588,807 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$10.30
COMPONENTS OF NET ASSETS
Paid-in capital	$34,173,445
Undistributed net investment income	76,661
Accumulated net realized loss on investments	(128,765)
Net unrealized appreciation on investments	2,826,492
Net Assets	$36,947,833

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2008

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $2,709)	$507,781
Interest	29,990
Total income	537,771
EXPENSES
Advisory fees (Note 3)	270,584
Administration fees (Note 3)	48,115
Fund accounting fees (Note 3)	31,242
Transfer agent fees and expenses (Note 3)	24,756
Audit fees	17,374
Custody fees (Note 3)	16,802
Legal fees	15,241
Chief Compliance Officer fee (Note 3)	8,101
Trustee fees	7,406
Shareholder reporting	6,458
Registration fees	6,436
Insurance	5,712
Miscellaneous fees	4,036
Total expenses	462,263
Less: advisory fee waiver (Note 3)	(1,164)
Net expenses	461,099
NET INVESTMENT INCOME	76,672
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain/(loss) on:
Investments	(90,133)
Option contracts written	57,239
Net realized loss	(32,894)
Net change in unrealized depreciation on:
Investments	(3,818,119)
Option contracts written	(33,839)
Net change in unrealized depreciation	(3,851,958)
Net realized and unrealized loss on
investments and option contracts written	(3,884,852)
Net Decrease in Net Assets Resulting from Operations	$(3,808,180)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$76,672	$225,906
Net realized gain/(loss) on investments
and option contracts written	(32,894)	3,741,866
Net change in unrealized appreciation/(depreciation)
on investments and option contracts written	(3,851,958)	1,405,176
Net increase/(decrease) in net assets
resulting from operations	(3,808,180)	5,372,948
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(161,349)	(64,557)
From net realized gain on investments
and option contracts written	(3,752,203)	(1,892,420)
Total decrease in net assets
resulting from distributions	(3,913,552)	(1,956,977)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,478	1,614,933
Total increase/(decrease) in net assets	(7,719,254)	5,030,904
NET ASSETS
Beginning of year	44,667,087	39,636,183
End of year	$36,947,833	$44,667,087
Includes undistributed net investment income of:	$76,661	$161,349

(a) A summary of shares transactions is as follows:

	Year Ended		Year Ended
	June 30, 2008		June 30, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	177,331	$1,886,424	298,604	$3,570,332
Shares issued in
reinvestment of distributions	354,675	3,855,314	160,567	1,925,198
Shares redeemed	(514,095)	(5,739,260)	(322,513)	(3,880,597)
Net increase	17,911	$2,478	136,658	$1,614,933

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the year

	Year	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2008	2007	2006		2005		2004
Net asset value,
beginning of year	$12.51	$11.54	$11.46		$10.54		$8.77
Income from
investment operations:
Net investment income / (loss)	0.02	0.06	(0.01)		(0.03)		(0.06)
Net realized and unrealized
gain / (loss) on investments
and option contracts written	(1.07)	1.47	0.73		0.95		1.83
Total from investment operations	(1.05)	1.53	0.72		0.92		1.77
Less distributions to shareholders:
From net investment income	(0.05)	(0.02)	—		—		—
From net realized gain on investments
and option contracts written	(1.11)	(0.54)	(0.64)		—		—
Total distributions	(1.16)	(0.56)	(0.64)		—		—
Net asset value, end of year	$10.30	$12.51	$11.54		$11.46		$10.54
Total return	(8.87% )	13.51%	6.18%		8.73%		20.18%
Supplemental data and ratios:
Net assets,
end of year (in millions)	$36.9	$44.7	$39.6		$35.0		$31.2
Ratio of net expenses
to average net assets:
Before expense
reimbursement / recoupment	1.15%	1.11%	1.43%		1.47%		1.51%
After expense
reimbursement / recoupment	1.15%	1.15%	1.22%	[1]	1.25%		1.25%
Ratio of net investment
income / (loss) to average net assets:
Before expense
reimbursement / recoupment	0.19%	0.57%	(0.26%	)	(0.53%	)	(0.84%	)
After expense
reimbursement / recoupment	0.19%	0.53%	(0.05%	)[1]	(0.31%	)	(0.58%	)
Portfolio turnover rate	104%	62%	75%		61%		51%

[1]	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2008

NOTE 1 – ORGANIZATION

The McCarthy Multi-Cap Stock Fund (the “Fund”) is a series of Advisor Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Fund commenced operations on August 6, 2001.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available, or if the closing price does not represent fair market value, are valued at their respective fair values as determined in good faith by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments are valued at amortized cost which approximates market value.  Investments in other mutual funds are valued at their net asset value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.  U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

B.
Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2008

recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Effective December 31, 2007, the Fund adopted FIN 48.  Management of the Fund reviewed the tax positions in the open tax years 2005 to 2008 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.

C.
Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Share Valuation. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2008

received.  As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

G.
REITs. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2008, undistributed net investment income was decreased by $11 and accumulated net realized losses were increased by $11.

I.
New Accounting Pronouncements. In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2008

an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Advisors, L.L.C. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at an annual rate of 0.75% of the first $20 million of the Fund’s average daily net assets, and 0.60% of the Fund’s average daily net assets over $20 million.  For the year ended June 30, 2008, the Fund incurred $270,584 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets will not exceed 1.15%.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses.  Under the expense limitation agreement, the Advisor may recoup reimbursements only for fee reductions and expense payments made in the previous three fiscal years. For the year ended June 30, 2008, the Advisor reduced its fees in the amount of $1,164.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Cumulative expenses subject to recapture amount to $80,491 at June 30, 2008.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2009	$79,327
2011	1,164
$80,491

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant for the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as custodian to the Fund.  For the year ended June 30, 2008, the Fund incurred the following expenses for administration, fund accounting, and custody:

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2008

Administration	$48,115
Fund accounting	31,242
Custody	16,802

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also employees of the Administrator.

For the year ended June 30, 2008, the Fund was allocated $8,101 of the Chief Compliance Officer fee.

NOTE 4 – OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended June 30, 2008, were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	180	$57,239
Options expired	(180)	(57,239)
Options outstanding, end of year	—	$—

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $40,699,575 and $42,660,250, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit in the amount of $11,750,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended June 30, 2008, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$724,092	$141,747
Long-term capital gains	$3,189,460	$1,815,230

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2008

Ordinary income distributions may include dividends paid from short-term capital gains.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Service Code Section 852 (b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2008.

As of June 30, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$34,859,116
Gross tax unrealized appreciation	$5,548,698
Gross tax unrealized depreciation	(2,722,206)
Net tax unrealized appreciation	$2,826,492
Undistributed ordinary income	$76,661
Undistributed long-term capital gain	353,485
Total distributable earnings	$430,146
Other accumulated gains/losses	$(482,250)
Total accumulated earnings/(losses)	$2,774,388

At June 30, 2008, the Fund deferred, on a tax basis, post-October losses of $424,168.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
McCarthy Multi-Cap Stock Fund

We have audited the accompanying statement of assets and liabilities of McCarthy Multi-Cap Stock Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers have not replied to our confirmation requests. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Multi-Cap Stock Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 22, 2008

EXPENSE EXAMPLE
at June 30, 2008 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08 – 6/30/08).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/08	6/30/08	1/1/08 – 6/30/08
Actual	$1,000.00	$ 941.50	$5.55
Hypothetical (5% return	$1,000.00	$1,019.14	$5.77
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios
		and		in Fund
	Position	Length		Complex	Other
Name, Address	with the	of Time	Principal Occupation	Overseen by	Directorships
and Age	Trust	Served	During Past Five Years	Trustees(2)	Held
Walter E. Auch	Trustee	Indefinite	Management Consultant;	1	Director, Sound
(age 87, dob 4/12/1921)		term	formerly Chairman,		Surgical
615 E. Michigan Street		since	CEO of Chicago Board		Technologies, LLC;
Milwaukee, WI 53202		February	Options Exchange		Trustee, Consulting
		1997.	(CBOE) and President		Group Capital
			of Paine Webber.		Markets Funds
(Smith Barney)
(11 portfolios);
Trustee, The
UBS Funds
(57 portfolios).
James Clayburn LaForce	Trustee	Indefinite	Dean Emeritus, John E.	1	Trustee, The
(age 79, dob 12/28/1928)		term	Anderson Graduate		Payden Funds
615 E. Michigan Street		since	School of Management,		(21 portfolios);
Milwaukee, WI 53202		May	University of California,		Trustee, The
		2002.	Los Angeles.		Metzler/Payden
Investment Group
(6 portfolios);
Trustee, Arena
Pharmaceuticals.
Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, The
(age 72, dob 6/18/1936)		term	Consultant and former		Forward Funds
615 E. Michigan Street		since	Executive Vice President		(16 portfolios).
Milwaukee, WI 53202		February	and Chief Operating
		1997.	Officer of ICI Mutual
Insurance Company
(until January 1997).
George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 73, dob 7/10/1934)		term	President, Hotchkis and		E*TRADE Funds
615 E. Michigan Street		since	Wiley Funds (mutual		(6 portfolios).
Milwaukee, WI 53202		May	funds) (1985 to 1993).
2002.
George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	None.
(age 68, dob 10/8/1939)		term	Vice President, Federal
615 E. Michigan Street		since	Home Loan Bank of
Milwaukee, WI 53202		February	San Francisco.
1997.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) (Continued)

Officers
Term of Office
Name, Address	Position with	and Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp
(age 60, dob 7/9/1947)	Chief Executive	since September 2007.	Fund Services, LLC since May 1991.
615 E. Michigan Street	Officer
Milwaukee, WI 53202
Douglas G. Hess	President and	Indefinite term	Vice President, Compliance and
(age 40, dob 7/19/1967)	Principal	since June 2003.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer		Services, LLC since March 1997.
Milwaukee, WI 53202
Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President, Compliance
(age 46, dob 8/27/1961)	Principal Financial	since December 2007.	and Administration, U.S. Bancorp
615 E. Michigan Street	Officer		Fund Services, LLC since October
Milwaukee, WI 53202			1998.
Robert M. Slotky	Vice President,	Indefinite term	Senior Vice President, U.S. Bancorp
(age 61, dob 6/17/1947)	Chief Compliance	since September 2004.	Fund Services, LLC since July 2001,
2020 E. Financial Way	Officer, AML		formerly Senior Vice President,
Glendora, CA 91741	Officer		Investment Company Administration,
LLC (May 1997 – July 2001).
Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel, U.S.
(age 43, dob 4/16/1965)		since June 2007.	Bancorp Fund Services, LLC, since
615 E. Michigan Street			May 2006; Senior Counsel, Wells
Milwaukee, WI 53202			Fargo Funds Management, LLC,
May 2005 to May 2006; Senior
Counsel, Strong Financial
Corporation, January 2002 to April
2005.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Fund’s trustees and officers and is available, without charge, upon request by calling 1-866-811-0228.

NOTICE TO SHAREHOLDERS
at June 30, 2008 (Unaudited)

For the year ended June 30, 2008, the McCarthy Multi-Cap Stock Fund designated $724,092 and $3,189,460, respectively, as ordinary income and long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2008, certain dividends paid by the McCarthy Multi-Cap Stock Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 73.31%.

For corporate shareholders in the McCarthy Multi-Cap Stock Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2008 was 71.60%.

For the year ended June 30, 2008, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for the McCarthy Multi-Cap Stock Fund was 77.72%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2008

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available without charge, upon request, by calling (866) 811-0228.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Information included in the Fund’s Form N-Q is also available by calling (866) 811-0228.

(This Page Intentionally Left Blank.)

Advisor
McCarthy Group Advisors, L.L.C.
1125 South 103rd Street, Suite 250
Omaha, Nebraska 68124-6019

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2008	FYE 6/30/2007
Audit Fees	$15,500	$14,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2008	FYE 6/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  9/4/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  9/4/2008

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  9/4/2008

* Print the name and title of each signing officer under his or her signature.